UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2012

AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(e)     Compensatory Arrangements of Certain Officers

On February 2, 2012, the Board of Directors of American Axle & Manufacturing Holdings, Inc. (“AAM”) approved the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan (the “2012 Plan”), subject to the approval of stockholders. On April 26, 2012, at AAM's 2012 annual meeting of stockholders, the stockholders approved the 2012 Plan. For a description of the 2012 Plan, please see “Proposal 2-Approval of American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan” in AAM's Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 16, 2012. A copy of the 2012 Plan is filed as Exhibit 10.1 hereto.

On April 25, 2012, the Compensation Committee of the Board of Directors of AAM approved forms of stock option, restricted stock unit, and cash performance award agreements under the 2012 Plan, which are attached as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 hereto.

Item 5.07.     Submission of Matters to a Vote of Security Holders

On April 26, 2012, AAM held its annual meeting of stockholders. At the meeting, AAM's stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The following directors were nominated to serve for three-year terms expiring at the annual meeting of stockholders in 2015. Results of the election are as follows:

	Number of Votes

Nominee	For	Withheld	Broker Non Votes
David C. Dauch	45,112,214	3,458,000	16,302,654
Forest J. Farmer	46,118,668	2,451,546	16,302,654
Richard C. Lappin	46,127,742	2,442,472	16,302,654
Thomas K. Walker	46,107,387	2,462,827	16,302,654

Proposal 2: Approval of the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan

AAM's stockholders voted to approve the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan, by the following vote:

Number of Votes

For	46,330,133
Against	2,157,566
Abstain	82,515
Broker Non Votes	16,302,654

Proposal 3: Advisory vote on executive compensation

AAM's stockholders voted to approve, on an advisory basis, the compensation of AAM's named executive officers, by the following vote:

Number of Votes

For	46,268,979
Against	2,220,198
Abstain	81,037
Broker Non Votes	16,302,654

Proposal 4: Ratification of Appointment of Deloitte & Touche LLP as AAM's independent registered public accounting firm for the year ending December 31, 2012

The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved with the following votes:

Number of Votes

For	64,172,213
Against	578,449
Abstain	122,206

SECTION 9 - EXHIBITS

Item 9.01(d).     Exhibits

Exhibit No.    Description

10.1	American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

10.2	Form of Nonqualified Stock Option Award Agreement under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement for Non-employee Directors under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

10.4	Form of Restricted Stock Unit Award Agreement (cliff vesting) for Executive Officers under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

10.5	Form of Restricted Stock Unit Award Agreement (installment vesting) for Executive Officers under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

10.6	Form of Performance Unit Award Agreement for Executive Officers under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Detroit, State of Michigan, on this 1st day of May, 2012.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:	/s/ Steven R. Keyes
Steven R. Keyes
Executive Director, Administration & Legal and Secretary

EXHIBIT INDEX

Number	Description of Exhibit

*10.1	American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*10.2	Form of Nonqualified Stock Option Award Agreement under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*10.3	Form of Restricted Stock Unit Award Agreement for Non-employee Directors under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*10.4	Form of Restricted Stock Unit Award Agreement (cliff vesting) for Executive Officers under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*10.5	Form of Restricted Stock Unit Award Agreement (installment vesting) for Executive Officers under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*10.6	Form of Performance Unit Award Agreement for Executive Officers under the American Axle & Manufacturing Holdings, Inc. 2012 Omnibus Incentive Plan.

*    Filed herewith